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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 17, 1999
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-20803                74-2644120
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        (State or other              (Commission           (I.R.S. Employer
          jurisdiction               File Number)          Identification No.)
       of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                    ----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        Attached as Exhibit 99.1 is the Schedule 13D filed by IXC on June 17, 1999 with respect to the common stock of PSINet Inc.

        Attached as Exhibit 99.2 is the Schedule 13D filed by IXC on June 29, 1999 with respect to the common stock of PSINet Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

              99.1  Schedule 13D filed June 17, 1999

              99.2  Schedule 13D filed June 29, 1999


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: June 29, 1999

                                    IXC Communications, Inc.



                                    By:     /s/ Jeffrey C. Smith
                                            ------------------------------
                                            Jeffrey C. Smith,
                                            Senior Vice President, General
                                            Counsel and Secretary



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